Exhibit 99.1

Esports Entertainment Group Announces Launch of Public Offering of 1,500,000 Shares of Preferred Stock

Hoboken, New Jersey – (Newsfile Corp. – November 3, 2021) – Esports Entertainment Group, Inc. (NASDAQ: GMBL) (NASDAQ: GMBLW) (or the “Company”) today announced it has commenced an underwritten registered public offering of its 10.0% Series A Cumulative Redeemable Convertible Preferred Stock, par value $0.001 per shares (the “Series A Preferred Stock”), at a price of $10.00 per share. Each share of Series A Preferred Stock will be convertible into shares of the Company’s common stock, at a conversion price of $17.50 per common share, at any time at the option of the holder. In connection with this offering, the Company expects to grant the underwriters a 45-day option to purchase an additional 225,000 shares of Series A Preferred Stock at the public offering price, less underwriting discounts and commissions.

Currently, no market exists for the Series A Preferred Stock. The Company has filed an application to list the Series A Preferred Stock on the NASDAQ Capital Market under the symbol “GMBLP.” If the application is approved, trading of the Series A Preferred Stock is expected to begin within three business days after the initial issuance of the Series A Preferred Stock.

Maxim Group LLC and Joseph Gunnar & Co., LLC are acting as book-running managers for the offering.

This offering is being made pursuant to an effective shelf registration statement on Form S-3 (No. 333-252370) that the Company previously filed with the Securities and Exchange Commission (the “SEC”), which became effective on February 5, 2021. The offering will be made only by means of the written prospectus supplement and the accompanying prospectus that form a part of the registration statement. The preliminary prospectus supplement and the accompanying prospectus relating to the offering will be filed with the SEC and, when filed, will be available on the SEC’s website located at http://www.sec.gov. Copies of the preliminary prospectus supplement and the accompanying prospectus, when available, may also be obtained by contacting Maxim Group LLC, 300 Park Avenue, 16th Floor, New York, NY 10022, or by telephone at (212) 895-3745.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sales of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

About Esports Entertainment Group

Esports Entertainment Group is a full stack esports and online gambling company fueled by the growth of video-gaming and the ascendance of esports with new generations. Our mission is to help connect the world at large with the future of sports entertainment in unique and enriching ways that bring fans and gamers together. Esports Entertainment Group and its affiliates are well-poised to help fans and players to stay connected and involved with their favorite esports. From traditional sports partnerships with professional NFL/NHL/NBA/FIFA teams, community-focused tournaments in a wide range of esports, and boots-on-the-ground LAN cafes, EEG has influence over the full-spectrum of esports and gaming at all levels. The Company maintains offices in New Jersey, the UK and Malta. For more information visit www.esportsentertainmentgroup.com.

Forward-Looking Statements

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

Contact:

U.S. Investor Relations

RedChip Companies, Inc.

Dave Gentry

407-491-4498

dave@redchip.com

Media & Investor Relations Inquiries

Jeff@esportsentertainmentgroup.com